Subsequent Event	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Event
25.	SUBSEQUENT EVENT

In January 2019, the Company signed a strategic partnership agreement with Founder CIFCO Futures Co. Ltd (“Founder CIFCO Futures”), a leading futures brokerage firm in China. Pursuant to the partnership agreement, both parties will collaborate in the development of more advanced trading system, smart market news alert, cloud-based research platform and industry forums.

In April 2019, the Company received all consideration of HK$ 73.8 million (about US$ 9.4 million) in full from the share transfer agreement made with West Platinum Limited (the “Buyer”) In November 2018 to sell 1,552,000 shares, 20% of Rifa Financial Holdings Limited.